Ivy Funds

Supplement dated August 17, 2018 to the

Ivy ProShares Index Funds Prospectus

dated January 31, 2018

as supplemented February 26, 2018, April 12, 2018, April 30, 2018 and July 26, 2018

Effective immediately, the following footnote is added to the “Annual Fund Operating Expenses” table for each Fund that offers Class N shares:

Through January 31, 2020, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class N shares do not exceed the total annual ordinary fund operating expenses of the Class I shares, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.

The following replaces the “Additional Information about Principal Investment Strategies, Other Investments and Risks — Information About the Index Licensors — Citigroup Index LLC” section on page 44:

FTSE Fixed Income, LLC. The Ivy ProShares Interest Rate Hedged High Yield Index Fund has been developed solely by IICO. Ivy ProShares Interest Rate Hedged High Yield Index Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the FTSE High Yield (Treasury Rate-Hedged) Index (the “Index”) vest in the relevant LSE Group company which owns the Index. “FTSE®” is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license.

The Index is calculated by or on behalf of FTSE Fixed Income, LLC or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of Ivy ProShares Interest Rate Hedged High Yield Index Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from Ivy ProShares Interest Rate Hedged High Yield Index Fund or the suitability of the Index for the purpose to which it is being put by IICO.

The following replaces the second bullet point of the “Your Account — Choosing a Share Class — Sales Charge Waivers for Certain Investors — Class A shares may be purchased at NAV by:” section on page 50:

∎

Current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or one of the Ivy Funds is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of IDI, current and certain retired employees of IDI and its affiliates, current and certain former financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), the employees of financial advisors of Waddell & Reed, and former participants in the Waddell & Reed Financial, Inc. 401(k) and Thrift Plan and/or the Waddell & Reed Financial, Inc. Retirement Income Plan who are transferring plan assets into an IRA through Waddell & Reed.

The seventh bullet point of the “Your Account — Choosing a Share Class — Sales Charge Waivers for Certain Investors — Class A shares may be purchased at NAV by:” section on page 50 is deleted in its entirety.

The following replaces the first bullet point of the “Your Account — Choosing a Share Class — Sales Charge Waivers for Certain Investors — Class E shares may be purchased at NAV by:” section on page 51:

∎

Current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or one of the Ivy Funds is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of IDI, current and certain retired employees of IDI and its affiliates, current and certain former financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed.

The fourth bullet point of the “Your Account — Choosing a Share Class — Sales Charge Waivers for Certain Investors — Class E shares may be purchased at NAV by:” section on page 51 is deleted in its entirety.

The following replaces the fourth bullet point of the “Your Account — Contingent Deferred Sales Charge — The CDSC for Class A shares that are subject to a CDSC will not apply in the following circumstances:” section on page 52:

∎

redemptions of shares purchased by current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or one of the Ivy Funds is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of IDI, current and certain retired employees of IDI and its affiliates, current and certain former financial advisors of Waddell & Reed and its affiliates, and the spouse, children, parents, children’s spouses and spouse’s parents (including redemptions from certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed

Supplement	Prospectus	1

The following replaces the fifth bullet point of the “Your Account — Choosing a Share Class — Class N Shares — Class N shares generally are available for purchase by or through” section on page 54:

∎	funds (including mutual funds registered under the 1940 Act and collective trusts) of funds

The following replaces the “Your Account — Choosing a Share Class — Potential Conflicts of Interest” section on page 55:

Potential Conflicts of Interest

The Distributor of the Funds, IDI, is a corporate affiliate of Waddell & Reed. Waddell & Reed offers shares of the Funds through a distribution agreement with IDI. The following paragraphs disclose certain potential conflicts of interest in connection with the offering of the Funds by Waddell & Reed.

A portion of the mutual fund shares sold by Waddell & Reed financial advisors are from the Ivy Funds. IICO manages the assets of the Ivy Funds. IICO earns investment advisory fees for providing investment management services to the Ivy Funds. These fees are assessed daily on the net assets held by the Ivy Funds and are paid to IICO out of Fund assets. Companies affiliated with Waddell & Reed (Service Affiliates) also serve as shareholder servicing agent and accounting services agent for the Ivy Funds and as custodian for certain retirement plan accounts available through Waddell & Reed and other third parties. The Service Affiliates receive fees for the services they provide to the funds and/or the shareholders in the Ivy Funds. Waddell & Reed, IICO and the Service Affiliates are subsidiaries of Waddell & Reed Financial, Inc.

Waddell & Reed financial advisors are not required to sell only shares of funds in the Ivy Funds, have no sales quotas with respect to the Ivy Funds and receive the same percentage rate of compensation for all shares of mutual funds they sell, including shares of the funds in the Ivy Funds.

Furthermore, increased sales of shares of the Ivy Funds generally result in greater revenues, and greater profits, to Waddell & Reed, IICO and the Service Affiliates, since payments to Waddell & Reed, IICO and the Service Affiliates, increase as more assets are invested in the Ivy Funds and/or more fund accounts are established. Waddell & Reed employee compensation (including management and certain sales force leader compensation) and operating goals at all levels are tied to Waddell & Reed’s overall profitability. Therefore, Waddell & Reed management, sales leaders and employees generally spend more time and resources promoting the sale of shares of the Ivy Funds rather than shares of other mutual funds sold by Waddell & Reed financial advisors that are not managed by IICO (Externally Managed Funds). This results in more training and product support for Waddell & Reed financial advisors to assist them with sales of shares of the Ivy Funds. Ultimately, this typically will influence the financial advisor’s decision to recommend the Ivy Funds even though they may have access to Externally Managed Funds that may have superior performance to and/or lower fund expenses than the Ivy Funds.

Waddell & Reed also offers financial planning services as a registered investment adviser. Waddell & Reed financial advisors may encourage new clients to purchase a financial plan for a fee. If the client elects to implement the recommendations produced as part of the financial plan, it is likely that the financial advisor will recommend the purchase of shares of Ivy Funds, though the client is not obligated to purchase such shares through Waddell & Reed and may purchase shares of Externally Managed Funds. For more detailed information on the financial planning services offered by Waddell & Reed financial advisors, including fees and investment alternatives, clients should obtain from their financial advisor or Waddell & Reed, and read, a copy of Waddell & Reed’s Form ADV Disclosure Brochure.

The following replaces the fifth sentence of the first bullet point of the “Your Account — Buying Shares” section on page 60:

Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern Time on a day in which the NYSE is open, you should generally receive that day’s offering price, even if such financial intermediary fails in its duty to transmit the order in a timely manner.

The following replaces the “Your Account — Buying Shares — Low Balance Fee” section on page 61:

Low Balance Fee

For Class A shares, if your account balance falls below $650 (per Fund) at the start of business on the Friday prior to the last full week of September of each year, your account will be assessed an account fee of $20 for each Fund whose Fund account balance is below $650 at the time of the assessment. For Class A shares, any Fund account with a balance below $650 will not be assessed the $20 fee if the Fund account meets one of the following exceptions: (i) the Fund account has an active systematic purchase or systematic exchange and the initial funding of the Fund account was fewer than 12 months prior to the date of the assessment; (ii) the Fund account is administered under a Profit Sharing, Money Purchase or Defined Benefit Plan, or a payroll deduction plan (IRA, Roth IRA, SEP IRA, SIMPLE IRA, 401(k), 403(b) or 457 plan) and the initial funding of the Fund account was fewer than 12 months prior to the date of the assessment; (iii) the Fund account is invested in an investment advisory program offered through Waddell & Reed; (iv) a share class roll from Class B shares or Class C shares into Class A shares occurred and the initial funding of the Class A Fund account was fewer than 12 months prior to the date of the assessment; (v) the Fund account is enrolled in a group purchase plan or a direct deposit plan and the initial funding of the Fund account was fewer than 12 months prior to the date of the assessment; (vi) the Fund account is held by a State government agency for purposes of unclaimed property; or (vii) the Fund account is held on a third party platform, except for non-investment advisory accounts held through Waddell & Reed. For purposes of the fee assessment, your Fund account balance will be based upon the current value of your existing holdings.

All references in this prospectus to Legend Equities Corporation are deleted.

2	Prospectus	Supplement